File Nos. 33-4382 & 811-4626

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12



                               THE CASCADES TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                       Aquilasm
                                                                  Group of Funds


               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 17, 2005


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the World Forestry Center
                          4033 SW Canyon Road
                          Portland, Oregon;

Time:            (b)      on Tuesday, May 17, 2005
                          at 2:00 p.m. Pacific Daylight Time;

Purposes:        (c)     for the following purposes:

                  (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                  (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2005 (Proposal No. 2);

                  (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on March 15, 2005 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary






April 12, 2005


Please Note:

     If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bancorp Asset Management, Inc. (the "Sub-Adviser"), 555 S.W. Oak Street, Portland, Oregon 97204.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.



     This Notice and Proxy Statement are first being mailed on or about April 12, 2005.


     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.90; Class C Shares, $10.89; and Class Y Shares, $10.89. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 33,328,168; Class C Shares, 4,003,197; and Class Y Shares, 3,267,683.

     On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

 Name and address             Number of shares              Percent of class
 of the holder of record

Institutional 5% shareholders


Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL             405,393 Class C Shares           10.13%
                             208,411 Class Y Shares            6.38%


National Financial
Services Corporation
200 Liberty Street
New York, NY                2,200,791 Class Y Shares          67.35%

South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   396,510 Class Y Shares          12.13%

Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees, except for Mr. Leach, are presently Trustees and were elected by the shareholders in May, 2004. All nominees have consented to serve if elected.


     Mr. Lacy Herrmann and Mr. David Frohnmayer are not standing for re-election. Because of their importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of their counsel, they have agreed to become Trustees emeritus.



Nominees(1)




                                                                               Number of
                         Positions Held                                        Portfolios       Other Directorships
                         with                                                  in Fund          Held by Trustee
                         Trust and                                             Complex(4)       (The position held is
Name, Address(2)         Length of         Principal Occupation(s)             Overseen         a directorship unless
and Date of Birth        Service(3)        During Past 5 Years                 by Trustee       indicated otherwise.)
------------------       ----------        -------------------                 ----------       ---------------------

Interested
Trustees(5)

Diana P. Herrmann        Trustee since     Vice Chair and Chief Executive          10                   None
New York, NY             1994, President   Officer of Aquila Management
(02/25/58)               since 1998, and   Corporation, Founder of the
                         Vice Chair of the Aquilasm Group of Funds(6) and
                         Board since 2003  parent of Aquila Investment
                                           Management LLC, Manager, since 2004,
                                           President and Chief Operating Officer
                                           since 1997, a Director since 1984,
                                           Secretary since 1986 and previously
                                           its Executive Vice President, Senior
                                           Vice President or Vice President,
                                           1986-1997; Chief Executive Officer
                                           and Vice Chair since 2004 and
                                           President, Chief Operating Officer
                                           and Manager of the Manager since
                                           2003; Vice Chair, President,
                                           Executive Vice President or Senior
                                           Vice President of funds in the
                                           Aquilasm Group of Funds since 1986;
                                           Director of the Distributor since
                                           1997; trustee, Reserve Money-Market
                                           Funds, 1999-2000 and Reserve Private
                                           Equity Series, 1998-2000; Governor,
                                           Investment Company Institute (2004)
                                           and head of its Small Funds Committee
                                           since 2004; active in charitable and
                                           volunteer organizations.

John W. Mitchell         Trustee since     Principal of M & H Economic             1                    None
Portland, OR             1999              Consultants; Economist, Western
(07/13/44)                                 Region, for U. S. Bancorp since
                                           1998; Chief Economist, U.S. Bancorp,
                                           Portland, Oregon, 1983-1998; member,
                                           Oregon Governor's Council of Economic
                                           Advisors, 1984-1998; Chairman, Oregon
                                           Governor's Technical Advisory
                                           Committee for Tax Review in 1998.


Non-interested
Trustees

James A. Gardner         Chair of the     President, Gardner Associates, an        1                   None
Terrebonne, OR           Board since      investment and real estate firm, since
(07/22/43)               2005 and         1989; Partner, Ranch of the Canyons, a
                         Trustee since    real estate firm, since 1991; President
                         1986             Emeritus, Lewis and Clark College and Law
                                          School; director, Oregon High Desert
                                          Museum since 1989, Vice Chairman since
                                          2002; active in civic, business,
                                          educational and church organizations
                                          in Oregon.

Gary C. Cornia           Trustee          Director, Romney Institute of            4                   None
Orem, UT                 since 2002       Public Management, Marriott
(06/24/48)                                School of Management, Brigham
                                          Young University, 2004 - present;
                                          Professor, Marriott School of
                                          Management, 1980 - present; Past
                                          President, the National Tax
                                          Association; Fellow, Lincoln Institute
                                          of Land Policy, 2002-2003; Associate
                                          Dean, Marriott School of Management,
                                          Brigham Young University, 1991-2000;
                                          Utah Governor's Tax Review Committee
                                          since 1993.

Edmund P. Jensen         Trustee since    President and CEO, VISA                   1       BMG-Seltec, a software
Portland, OR             2003             International, 1994-1999;                         company.
(4/13/37)                                 director: Phoenix Technologies,
                                          a Tech/BIOS company, 2000 - present;
                                          Corillian Corp., a banking software
                                          company, 2000 - 2002; Trintech, a
                                          payment software company, 1999 - 2002.


Timothy J. Leach         None             Executive Vice President & Chief          1                   None
Orinda, CA                                Investment Officer, U.S. Trust
(08/28/55)                                Company, New York, NY,
                                          2004-present; Executive Vice
                                          President & Chief Investment
                                          Officer, Private Asset
                                          Management Group, Wells Fargo
                                          Bank, San Francisco, CA,
                                          1999-2003; President and Chief
                                          Investment Officer, ABN Amro
                                          Asset Management (USA),
                                          1998-1999; President & Chief
                                          Investment Officer, Qualivest
                                          Capital Management Inc. and
                                          Senior Vice President & Chief
                                          Investment Officer, Trust &
                                          Investment Group, US Bancorp,
                                          Portland, OR, 1994-1998; Trustee
                                          of Tax-Free Trust of Oregon,
                                          2001-2002.


Ralph R. Shaw            Trustee since    President, Shaw Management                1       Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment                            Inc., Magni Systems, Inc.,
(08/23/38)                                counseling firm, since 1980,                      Integra Telecom, Inc.,
                                          General Partner, Shaw Venture                     Telestream, Inc., BMG Seltec
                                          Partners since 1983, Shaw                         Corporation, Rentrak
                                          Venture Partners II since 1987                    Corporation.
                                          and Shaw Venture Partners III
                                          since 1994 (US Bancorp, parent
                                          of the Sub-Adviser, is a limited
                                          partner in the last three
                                          ventures).

Nancy Wilgenbusch        Trustee since    President, Marylhurst University          1       Chair, Oregon Regional
Marylhurst, OR           2002             since 1984; member, Ethics                        Advisory Board for
(09/17/47)                                Committee of the American                         PacifiCorp; West Coast
                                          Institute of Certified Public                     Bank's Board; director,
                                          Accountants; former Chair,                        Cascade Corporation, a
                                          Portland Branch of the Federal                    leading international
                                          Reserve Bank of San Francisco;                    manufacturer of lift truck
                                          active board member of a number                   attachments; director,
                                          of civic organizations.                           Scottish Power.

Other Individuals

Trustees Emeritus

Lacy B. Herrmann         Trustee          Founder and Chairman of the               N/A                 N/A
New York, NY             Emeritus since   Board, Aquila Management
(05/12/29)               2005 and         Corporation, the sponsoring
                         Founder          organization and parent of the
                                          Manager or Administrator and/or
                                          Adviser or Sub-Adviser to each
                                          fund of the Aquilasm Group of
                                          Funds, Chairman of the Manager
                                          or Administrator and/or Adviser
                                          or Sub-Adviser to each since
                                          2004, and Founder, Chairman of
                                          the Board of Trustees, Trustee
                                          and (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in
                                          1984, except Chairman of the
                                          Board of Trustees of Hawaiian
                                          Tax-Free Trust, Pacific Capital
                                          Cash Assets Trust, Pacific
                                          Capital Tax-Free Cash Assets
                                          Trust and Pacific Capital U.S.
                                          Government Securities Cash
                                          Assets Trust through 2003,
                                          Trustee until 2004 and Chairman
                                          of the Board, Emeritus since
                                          2004; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.

David B. Frohnmayer      Trustee          President, University of Oregon           N/A                  N/A
Eugene, OR               Emeritus since   since 1994; former Dean of the
(07/09/40)               2003             University of Oregon Law School
                                          and former Attorney General of the
                                          State of Oregon; Trustee, Tax-Free
                                          Trust of Oregon, 1997-2003.

                     A Trustee Emeritus may attend Trustee meetings but has no voting power.

Officers
Charles E.               Executive Vice   Executive Vice President of all           N/A                  N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Manager since
(04/01/57)                                2003; Senior Vice President,
                                          corporate development, formerly Vice
                                          President, Assistant Vice President
                                          and Associate of the Manager's parent
                                          since 1987; Senior Vice President,
                                          Vice President or Assistant Vice
                                          President of the Aquila Money-Market
                                          Funds, 1988-2003

James M. McCullough      Senior Vice      Senior Vice President or Vice             N/A                 N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor              N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior
                                          Vice President, Aquila Rocky
                                          Mountain Equity Fund and five
                                          Aquila Bond Funds since 1995;
                                          Vice President, Churchill Cash
                                          Reserves Trust, 1995-2001.

Sally J. Church          Vice President   Vice President, Tax-Free Trust            N/A                 N/A
Portland, OR             since 2002       of Oregon since 2002 and
(10/17/48)                                1989-1997; retired, 1997-2002;
                                          Vice President of Aquila
                                          Cascadia Equity Fund, 1996-1997.

Christine L. Neimeth     Vice President   Vice President of Aquila Rocky            N/A                 N/A
Portland, OR             since 1998       Mountain Equity Fund and
(02/10/64)                                Tax-Free Trust of Oregon;
                                          Management Information Systems
                                          consultant, Hillcrest Ski and
                                          Sport, 1997; Institutional
                                          Municipal Bond Salesperson,
                                          Pacific Crest Securities, 1996;
                                          active in college alumni and
                                          volunteer organizations.
Robert W. Anderson       Chief            Chief Compliance Officer of the           N/A                 N/A
New York, NY (08/23/40)  Compliance       Trust, the Manager and the
                         Officer since    Distributor since 2004,
                         2004 and         Compliance Officer of the
                         Assistant        Manager or its predecessor and
                         Secretary        current parent since 1998 and
                         since 2000       Assistant Secretary of the
                                          Aquilasm Group of Funds since
                                          2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the            N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                           Treasurer Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &          N/A                 N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of the
                                          Aquilasm Group of Funds.

John M. Herndon          Assistant        Assistant Secretary of the                N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 1995 and Vice President of the
                                          three Aquila Money-Market Funds since
                                          1990; Vice President of the Manager or
                                          its predecessor and current parent
                                          since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the                N/A                 N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager or its predecessor and
                                          current parent since 1998; Fund
                                          Accountant for the Aquilasm Group of
                                          Funds, 1995-1998.


(1 ) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

 (2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.


 (5) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent.


(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds, which do not include the dormant funds described in footnote 4, are called the "Aquilasm Group of Funds."


                       Securities Holdings of the Nominees
                       -----------------------------------
                                (as of 12/31/04)



                                     Dollar Range of                 Aggregate Dollar Range of Ownership in
Name of                              Ownership in Tax-Free           Aquilasm Investment
Nominee                              Trust of Oregon(1)              Companies Overseen by Trustee(1)
-------                              ---------------                 -----------------------------

Interested Trustees

Diana P. Herrmann                            B                                    E

John W. Mitchell                             C                                    C

Non-interested Trustees

Gary C. Cornia                               B                                    E

James A. Gardner                             B                                    B

Edmund P. Jensen                             C                                    C

Timothy J. Leach                             B(2)                                 B(2)

Ralph R. Shaw                                B(2)                                 B(2)

Nancy Wilgenbusch                            C                                    C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      Purchased after December 31, 2004.


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2004, the Trust paid a total of $143,862 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


          The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                                Compensation         Number of
                                                 from all            boards on
                           Compensation         funds in the         which the
                           from the              Aquilasm            Trustee
Name                       Trust                   Group              Serves


James A.
Gardner                    $ 11,225               $ 11,225             1

Gary C.
Cornia                        9,650                 29,612             4

Edmund P.
Jensen                       10,100                 10,100             1

John W.
Mitchell                     10,150                 10,150             1

Ralph R.
Shaw                         11,700                 11,700             1

Nancy
Wilgenbusch                  10,050                 10,050             1


     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.


     The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of March 31, 2005, these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended September 30, 2004, the Trust paid $1,764,876 in management fees.


     During the fiscal year ended September 30, 2004, $542,073 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $23,353 was retained by the Distributor. With respect to Class C Shares, during the same period $321,397 was paid under Part II of the Plan and $107,132 was paid under the Shareholder Services Plan. Of these total payments of $428,529, the Distributor received $63,280. All of such payments were for compensation.

     The Distributor currently handles the distribution of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Gary C. Cornia, James A. Gardner, Edmund P. Jensen, Ralph R. Shaw and Nancy Wilgenbusch. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

     The Trust's policy is that all Trustees who can do so attend the Annual Meeting.

     The Trust has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                    Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending September 30, 2005. Such selection is submitted to the shareholders for ratification or rejection.


     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                             2003                2004

        Audit Fees                         $20,100             $20,700

        Audit related fees                       0                   0
                                           -------             -------

            Audit and audit related fees   20,100               20,700


        Tax fees (1)                       10,067                8,100

        All other fees                           0                   0
                                           -------             -------

            Total                          $30,167             $28,800
                                           =======             =======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


         KPMG did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted KPMG's representation that it is independent in recommending re-appointment of it for the fiscal year ending September 30, 2005.

     KPMG has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 17, 2005

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

         To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

         To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

         You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Trust of Oregon

                   Proxy for Shareholder Meeting May 17, 2005
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 17, 2005 at the World Forestry Center, 4033 SW Canyon Road, Portland, Oregon, at 2:00 p.m. Pacific Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2005



---------------------------------
 Signature(s) PLEASE SIGN IN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Tax-Free Trust of Oregon

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Gary C. Cornia; 02) James A. Gardner; 03) Diana P. Herrmann*; 04) Edmund P. Jensen; 05) Timothy J. Leach; 06) John W. Mitchell*; 07) Ralph R. Shaw; 8) Nancy Wilgenbusch

                  * interested Trustees

                __
               [__] FOR ALL
                __
               [__] WITHHOLD ALL
                __
               [__] FOR ALL EXCEPT




--------------------


INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.



[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2.                                    Action on selection of KPMG LLP as
                                      independent registered public accounting
                                      firm (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                        __
I plan to attend the annual meeting in Portland        [__]

                                                        __
I plan to attend the outreach meeting in Eugene        [__]

                                                        __
I plan to attend the outreach meeting in Roseburg      [__]

For address changes and/or comments, please check the box at right and write
them on the front where indicated.                           _
                                                            [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.